SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : April 18, 2001

                         Commission File No.: 333-36522



                       WICKLIFFE INTERNATIONAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                                              75-2853946
-------------------------------                 --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


               13663 Jupiter Road, Suite 401, Dallas, Texas 75238
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (214) 221-2240
                            ------------------------
                            (Issuer telephone number)


                           WHOLESALE ON THE NET, INC.
                   -------------------------------------------
                   (Former name, if changed since last report)


            1529 East Interstate 30, Suite 104, Garland, Texas 75043
          ------------------------------------------------------------
                 (Former address, if changed since last report)

Item 1.     Changes in Control of Registrant.

     On April 2, 2001, Wilkerson Consulting, Inc., which is owned by The Wickliffe Trust of whom Charles Wilkerson is the beneficiary, acquired 500,000 shares of the Company's stock out of the Company's 1,468,300 issued and outstanding shares. On April 6, 2001, the Company effected a reverse split on a 1:2 basis Following the reverse split, Wilkerson Consulting received 750,000 shares of the Company in consideration for the mark Wickliffe, the Wickliffe logo and the following trademarks: Wickliffe Hotel, Wickliffe Select Inn, Wickliffe Express Inn and Wickliffe Resorts. In addition, Wilkerson Consulting agreed to transfer and convey the Garland Wickliffe Inn by May 15, 2001. Following this transaction, Wilkerson Consulting owns 1,000,000 shares out of the 1,484,150 shares issued and outstanding.

Item 5.     Other Events.

      On April 2, 2001, Gary W. Bell, C. Keith Wilkerson II and Keith D. Newton were elected as directors by the majority stockholders. Thomas Beiger was removed as a director on this date. The directors elected Gary W. Bell to serve as president, C. Keith Wilkerson II to serve as vice president, and Keith D. Newton to serve as treasurer and secretary. Thomas Bieger was removed as president and secretary. On April 5, 2001, the Company changed its name to Wickliffe International Corporation. On April 6, 2001, the Company effected a 1 for 2 reverse stock split to shareholders of record on April 6, 2001.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits:

            Exhibits    Description
            --------    -----------
            10.7        Stock Purchase Agreement between the Company and
                        Wilkerson Consulting, Inc.


                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                     WICKLIFFE INTERNATIONAL CORPORATION, INC.

     April 18, 2001
                                      /s/ Gary Bell
                                      ------------------------------------
                                      Gary Bell
                                      President and Director

                                      /s/ Keith D. Newton
      April 18, 2001                  ------------------------------------
                                      Keith D. Netwon
                                      Secretary , Treasurer and Director

      April 18, 2001                  /s/ C. Keith Wikerson, II
                                      ------------------------------------
                                      C. Keith Wikerson, II
                                      Vice President and Director